Exhibit 32.1

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Integrated Securities Technologies, Inc., a Nevada corporation (the "Company"), does hereby certify with respect to the Quarterly Report of Integrated Securities Technologies, Inc. on Form 10-QSB/A for the second quarter of 2005 as filed with the Securities and Exchange Commission (the "10-QSB/A Report") that:

     (1) the 10-QSB/A Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-QSB/A Report fairly presents, in all material respects, the financial condition and results of operations Integrated Securities Technologies, Inc.

Dated:  June 7, 2005                    Integrated Securities Technologies, Inc.

                                        /s/ Randy White
                                        ------------------
                                        Randy White
                                        President and Director


                                        /s/ Randy White
                                        ------------------
                                        Randy White
                                        President and Director

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